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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 23, 2008


                           THINKENGINE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-03035                  20-8058881
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752 (Address of principal executive offices, including zip code)

                                 (508) 624-7600
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     Employment Agreements

     On June 23, 2008, the Board of Directors of ThinkEngine Networks, Inc. (the "Company") approved and authorized an amendment to the Company's Employment Agreement with each of Michael G. Mitchell, its Chief Executive Officer, and John E. Steinkrauss, its Vice President, Treasurer and Chief Financial Officer, to conform each Agreement with the requirements of Section 409A of the Internal Revenue Code.

     The amendments primarily clarify (i) the timing of the payment of discretionary annual bonuses; (ii) the circumstances under which each executive may be entitled to severance benefits in the event of a termination by the executive for "good reason"; and (iii) the timing of severance payments and other benefits in the event the executive experiences an involuntary separation from service.

     The foregoing descriptions of the amendments to employment agreements do not purport to be complete and are qualified in their entirety by reference to the First Amendment to Employment Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS - The following exhibits are filed as part of this report:

     EXHIBIT     DESCRIPTION
     -------     ---------------------------------------------------------------

     10.1 First Amendment to Employment Agreement dated June 23, 2008 between ThinkEngine Networks, Inc. and Michael G. Mitchell

     10.2 First Amendment to Employment Agreement dated June 23, 2008 between ThinkEngine Networks, Inc. and John E. Steinkrauss













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THINKENGINE, INC.


Date: June 23, 2008              By:  /s/ John E. Steinkrauss
                                      --------------------------------
                                      John E. Steinkrauss
                                      Vice President and Chief Financial
                                      Officer















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